Exhibit 99.2

GLOBAL EAGLE ENTERTAINMENT

Global Eagle Entertainment Agrees to Acquire Emerging Markets Communications

Transaction valued at $550 Million

Creates a leading provider of satellite-based communications and media content to rapidly growing mobility markets

Combined company expected to generate pro forma revenue of $660-690 million in 2016

Annual synergies expected to reach $40 million

LOS ANGELES, May 9, 2016 -- Global Eagle Entertainment Inc. (NASDAQ: ENT) (“GEE”) today announced that it has signed a definitive agreement to acquire Emerging Markets Communications (“EMC”), a leading communications services provider to maritime and other mobility markets. The combined company will become a leading provider of global satellite-based communications and media content serving the rapidly growing aviation and maritime markets and select land-based markets. For additional details, please visit GEE’s transaction microsite at GEE-EMC.mobi.

Under the agreement, GEE will pay $550 million for EMC. EMC shareholders will receive $30 million in cash and 6.6 million shares of GEE stock at closing and another $25 million in 2017, which may be paid in cash or stock at GEE’s election. As a result of this transaction, ABRY Partners (“ABRY”), an experienced communications-focused private equity investment firm and the majority owner of EMC, will acquire an equity position in GEE as well as the right to nominate a member to GEE’s Board of Directors. Dave Davis, Chief Executive Officer of GEE, will be CEO of the combined company and Abel Avellan, Founder and Chief Executive Officer of EMC, is expected to serve as GEE's President and Chief Strategy Officer.

The combined company is expected to benefit from:

•	An expanded addressable market and growth opportunities;
•	Unparalleled global infrastructure to support customer needs;
•	A diversified and balanced revenue mix; and
•	Significant network and operational efficiencies.

“This is a transformative acquisition for GEE that significantly expands our addressable market and accelerates our growth opportunities,” said Davis. “EMC’s verticals collectively represent a multi-billion dollar market opportunity with most growing at an annual rate of approximately 15%. Moving into a highly complementary, adjacent market like maritime leverages our existing infrastructure and suppliers to achieve improved efficiencies and cost savings, and provides valuable cross-selling opportunities for our content, digital media and operations solutions products. We believe the synergies available through this combination position us well to grow market share, expand our margins, and improve our returns in the years ahead.”

GLOBAL EAGLE ENTERTAINMENT

“We are excited to join forces with GEE to create a fast-growing and innovative provider of global mobility connectivity and content services,” said Avellan. “When the transaction closes, GEE will have a broad, diversified revenue base consisting of more than 400 customers around the world. Our combined scale, product breadth, and superior technology will enable us to deliver solutions that are unparalleled in the market today. Whether by sea, air or land, the expectation for access to a superior Internet connection and engaging on-board content is constantly increasing and will continue to drive strong demand for our expanded portfolio of products and services.”

EMC is projected to reach $190-200 million in 2016 revenue and $55-65 million in Adjusted EBITDA in 2016. GEE projects annual synergies of at least $40 million resulting from removing overlap in existing network infrastructure, reduced bandwidth costs, lower development expenses and integrating internal operations. GEE expects to achieve annual synergies of approximately $15 million in 2017 and reach $40 million run-rate by 2019. Costs to achieve the synergies are expected to range from $4 to $5 million over the next 18-24 months.

Serving All Major Mobility Verticals

Founded in 2000, EMC is a leading provider of connectivity solutions globally on both land and sea, with 75% of its revenue derived from maritime-based activities. EMC serves more than 200 customers in over 140 countries and delivers connectivity and content services to all key maritime markets, including cruise lines and ferries, yachts, commercial shipping and energy. Its land-based markets primarily consist of providing mission critical connectivity services for remote offices and sites of non-government organizations (“NGOs”) and fully manage services for wireless operators and carriers in underserved regions around the world.

Following the acquisition of EMC, GEE’s global satellite-based connectivity platform will service more than 700 planes, 1,600 vessels, 100,000 cruise ship cabins, and several thousand land-based sites, creating a leading provider of connectivity and media content to better serve customers in rapidly growing mobility markets. Both companies have a well-established track record of driving growth through new customer acquisitions and very high contract renewal rates. In addition, GEE and EMC have jointly provided media content to the maritime market for a number of years.

Additional Details

The transaction is subject to customary regulatory approvals and closing conditions and is expected to close in the third quarter of 2016.

GLOBAL EAGLE ENTERTAINMENT

GEE was advised by Citi and the law firm of Winston & Strawn LLP. EMC and ABRY were advised by Macquarie Capital and the law firms of DLA Piper and Kirkland & Ellis.

Conference Call and Webcast

In conjunction with this release, GEE will host a webcast to discuss the transaction and its first quarter 2016 results on Monday, May 9, 2016 at 8:00 a.m. ET (5:00 a.m. PT). The webcast will be available on the investor relations portion of the Company's Web site located at http://investors.geemedia.com/events.cfm. If you cannot listen to the webcast at its scheduled time, there will be a webcast replay archived on the Global Eagle website for 30 days.

About Global Eagle

Global Eagle Entertainment Inc. (NASDAQ: ENT) is a worldwide provider of aircraft connectivity systems, operations solutions and media content to the travel and mobility markets. Through the industry’s most comprehensive product and services platform, Global Eagle Entertainment provides airlines with a wide range of in-flight solutions. These include Wi-Fi, movies, television, music, interactive software, as well as portable IFE solutions, content management services, e-commerce solutions and original content development. Serving more than 200 airlines worldwide, Global Eagle Entertainment delivers exceptional quality and value to its customers to help them achieve their passenger experience objectives. The company’s headquarters are located in Los Angeles, California, with offices and teams located in North America, Asia, the Middle East, Europe, Africa, Oceania and South America. Find out more at: www.geemedia.com Find out more about the transaction at: www.GEE-EMC.mobi.

About EMC

EMC specializes in mission-critical communications and content for organizations and people on the move in the most remote locations. At sea, on land and in the air, the company provides seamless, reliable connectivity and access. EMC leverages its wholly-owned and operated satellite-terrestrial-cellular broadband network with fully meshed Multiprotocol Label Switching (MPLS) interconnected teleports. The company delivers mission-critical communications, Internet, live TV, on-demand video, voice, cellular and 3G/LTE services worldwide. EMC operates in 140 countries and runs 52 global field support centers. The established EMC team, in business for 35 years with unprecedented infrastructure and 20+ patented technologies, delivers industry firsts time and again. EMC hires and trains its own field engineers to flexibly deploy support quickly around the world. The company tailors its services for the most demanding users of mission-critical applications for the following sectors — energy; cruise and ferries; yachts; commercial shipping; mobile network operators; government; The United Nations (UN) and non-governmental organizations (NGOs); and global enterprises. For more information, visit www.EMCConnected.com.

GLOBAL EAGLE ENTERTAINMENT

Definition of Adjusted EBITDA

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flow or liquidity. For more information on this non-GAAP financial measure, please see the table entitled “Reconciliation of Non-GAAP Measure to GAAP Measure” at the end of this release.

Adjusted EBITDA is the primary measure used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is the primary measure used by the compensation committee of our board of directors to establish the funding targets for and fund the annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements.

We define Adjusted EBITDA as net income (loss) attributable to common stockholders before, when applicable, net income (loss) attributable to non-controlling interests, income tax expense (benefit), other (income) expense, depreciation and amortization, as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition and realignment costs, restructuring charges, F/X gain (loss) on intercompany loans and any gains or losses on certain asset sales or dispositions. Other income (expense), acquisition and realignment costs and restructuring charges include such items, when applicable, as (a) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) legal, accounting and other professional fees directly attributable to acquisition activity, (c) employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) certain non-recurring expenses associated with our expansion into China that did not generate associated revenue in 2014, (e) legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, (f)non-cash impairment of a portion of certain receivables directly attributable to a customer undergoing economic hardships from trade sanctions imposed by the European Union and the United States on Russia, (g) changes in the fair value of our derivative financial instruments, (h) interest expense associated with our debt and (i) any restructuring charges in the period pursuant to our integration plan announced on September 23, 2014. Management does not consider these costs to be indicative of our core operating results.

GLOBAL EAGLE ENTERTAINMENT

EMC Adjusted EBITDA is defined as the consolidated net income (loss) of EMC plus (i) total interest expense, (ii) amortization of financing fees, (iii) provision (benefit) for taxes based on income, profits or capital gains, (iv) depreciation and amortization, (v) unusual or non-recurring charges, expenses or losses, (vi) non-cash charges, expenses or losses including any non-cash expense related to the accretion of preferred stock or vesting of warrants, (vii) retention and severance expenses, (viii) any restructuring costs, integration costs, transition costs, or costs incurred in non-recurring strategic initiatives, (ix) other accruals and amortization thereof, (x) proceeds of business interruption insurance, (xi) any non-cash increase in expenses resulting from the revaluation of inventory or due to purchase accounting, (xi) letter of credit fees, (xii) the amount of management fees or sponsor reimbursement expenses, (xiii) any equity funded employee plan costs, (xiv) any net loss from discontinued operations, (xv) EMC’s proportional share of Wireless Maritime Services’ EBITDA for the same period and (xvi) any non-cash loss related to foreign currency translation that were not included in consolidated net income.

With respect to projected full year 2016 Adjusted EBITDA, we are unable to prepare a quantitative reconciliation without unreasonable effort, and we are unable to address the probable significance of the unavailable information.

Cautionary Note Concerning Forward-Looking Statements

We make forward-looking statements in this release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the pending acquisition of EMC and the timing of the closing thereof, our ability to successful integrate EMC and achieve synergies therefrom, the expected performance of the combined GEE-EMC businesses, EMC’s projected revenue and Adjusted EBITDA, our revenues, expenses or other future financial or business performance or strategies. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: our ability to obtain necessary regulatory approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; a delay in the expected closing date of the transaction; a failure to close the transaction on the terms negotiated; any delay or inability of the combined company to realize the expected benefits and synergies of the transaction; our assumption of EMC’s outstanding indebtedness and the costs relating thereto; our issuance of stock to consummate the transaction and the dilution to our existing stockholders relating thereto; the loss of management and other key employees; substantial non-recurring transaction, regulatory and integration costs and/or unknown liabilities; sales of our stock in the future by shareholders of EMC, which will hold a substantial portion of our outstanding securities, and the resulting effect on the price of our common stock; the risk that disruptions from the proposed transaction will harm our or EMC’s business, including customer retention risk; competitive responses to the proposed transaction; our ability to effectively protect EMC’s intellectual property rights; the execution and compliance costs relating to new regulatory and compliance frameworks , new market risks and operations in new geographies; and general economic and business conditions that affect the combined company following the transaction. A detailed discussion of risks related to GEE’s business is included in the section entitled "Risk Factors" and other risks and uncertainties set forth in this release and in our most recent Annual Report on Form 10-K and subsequently filed reports on Form 10-Q.

GLOBAL EAGLE ENTERTAINMENT

Investor Contact:

Kevin Trosian

Senior Vice President, Corporate Development and Investor Relations

+1 310-740-8624

investor.relations@geemedia.com

Media Contact:

Jenelle Benoit

Director, Marketing & Communications

+1 310-321-6612

pr@geemedia.com

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